AmericaFirst Defensive Growth Fund

Class I: DGQIX

AmericaFirst Income Trends Fund

Class I: AFPIX

AmericaFirst Tactical Alpha Fund

Class I: ABRWX

AmericaFirst Quantitative Strategies Fund

Class I: AFIIX

April 4, 2016

Supplement to the Prospectus dated February 5, 2016, as supplement March 18, 2016, with respect to the AmericaFirst Tactical Alpha Fund

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The following updates and supplements any prior information provided in the Funds’ Prospectus and Statement of Additional Information. Any information to the contrary should be disregarded.

Expense Limitation - Class I Shares

Effective May 19, 2016, the expense limitation for Class I shares of the Funds will exclude leverage interest and dividend expense on securities sold short. This change serves to make the structure of the Class I shares’ expense limitation consistent with the other share classes of the Funds. Had this change been in place previously, net expenses of AmericaFirst Defensive Growth Fund Class I shares and AmericaFirst Tactical Alpha Fund Class I shares would have been higher and estimated net expenses of AmericaFirst Income Trends Fund Class I shares would have been higher.

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This Supplement, and the Prospectus dated February 5, 2016, as supplement dated March 18, 2016, with respect to the AmericaFirst Tactical Alpha Fund; and the Statement of Additional Information dated February 5, 2016, provide relevant information for all shareholders and should be retained for future reference. Each of the Prospectus and the Statement of Additional Information, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-217-8363 or by visiting www.afcm-quant.com.

Please retain this Supplement for future reference.